THE INVESTMENT COMPANY OF AMERICA

                                     Part B
                      Statement of Additional Information

                               March 1, 2004


This document is not a prospectus but should be read in conjunction with the current prospectus of The Investment Company of America (the "fund or "ICA") dated March 1, 2004. The prospectus may be obtained from your financial adviser or by writing to the fund at the following address:

                       The Investment Company of America
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        5
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .        7
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       27
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       32
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       35
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       39
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       43
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       43
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       45
Shareholder Account Services and Privileges . . . . . . . . . . . .       47
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       50
General Information . . . . . . . . . . . . . . . . . . . . . . . .       51
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       55
Financial Statements




                   The Investment Company of America - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


GENERAL GUIDELINE

..    The fund may only invest in securities included on its eligible list (does not apply to securities issued or guaranteed by the U.S. government).

DEBT SECURITIES

..    The fund's investments in straight debt securities (i.e., not convertible into equity) will generally consist of investment grade securities. The fund may, however, invest up to 5% of its assets in straight debt securities rated Ba or below by Moody's Investors Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

..    The fund may invest up to 15% of its assets in issuers domiciled outside the United States and not included in the Standard & Poor's 500 Composite Index.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.


DEBT SECURITIES - Debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, prices of debt securities decline when interest rates rise and increase when interest rates fall.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred


                   The Investment Company of America - Page 2 stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stocks and other securities may sometimes be converted into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


U.S. AGENCY SECURITIES - U.S. agency securities include those securities issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve some form of federal sponsorship: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority and Federal Farm Credit Bank System.


INVESTING IN VARIOUS COUNTRIES - Investing outside the United States may involve additional risks, caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.


The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency


                   The Investment Company of America - Page 3 exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


CASH AND CASH EQUIVALENTS - These include: (i) commercial paper (for example, short-term notes up to 12 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended 2003 and 2002 were 24% and 27%, respectively. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.


                   The Investment Company of America - Page 4

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions (which do not apply to the purchase of securities issued or guaranteed by the U.S. government) provide that the fund shall make no investment:


Which involves promotion or business management by the fund;


In any security about which reliable information is not available with respect to the history, management, assets, earnings, and income of the issuer;


If the investment would cause more than 5% of the value of the total assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;


If the investment would cause more than 20% of the value of the total assets of the fund to be invested in the securities in any one industry;


If the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer, provided that this restriction shall apply as to 75% of the fund's total assets; or


In any security which has not been placed on the fund's Eligible List. (See the prospectus).


The fund is not permitted to buy securities on margin, sell securities short, borrow money, or to invest in real estate. (Although it has not been the practice of the fund to make such investments (and it has no current intention of doing so at least for the next 12 months), the fund may invest in the securities of real estate investment trusts.)


The fund has also adopted other fundamental policies which cannot be changed without shareholder approval. These policies require the fund not to:


Concentrate its investment in any particular industry or group of industries. Some degree of concentration may occur from time to time (within the 20% limitation of the Certificate of Incorporation) as certain industries appear to present desirable fields for investment.


Engage generally in the making of loans. Although the fund has reserved the right to make loans to unaffiliated persons subject to certain restrictions, including requirements concerning collateral and amount of any loan, no loans have been made since adoption of this fundamental policy more than 50 years ago.


                   The Investment Company of America - Page 5

Act as underwriter of securities issued by others, engage in distribution of securities for others, engage in the purchase and sale of commodities or commodity contracts, borrow money, invest in real estate, or make investments in other companies for the purpose of exercising control or management.


Pledge, encumber or assign all or any part of its property and assets as security for a debt.


Invest in the securities of other investment companies.


Notwithstanding the restriction on making loans, the fund may lend portfolio securities; however, it does not currently intend to engage in an ongoing or regular securities lending program.


Notwithstanding the restriction on investing in the securities of other investment companies, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


NON-FUNDAMENTAL POLICIES - The following policies may be changed without shareholder approval:


The fund will not:


Purchase and sell securities for short-term profits; however, securities will be sold without regard to the time that they have been held whenever investment judgment makes such action seem advisable.


Purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than one half of 1% of such issuer together own more than 5% of the securities of such issuer.


Invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations.


Invest in puts, calls, straddles, spreads or any combination thereof.


Purchase partnership interests in oil, gas or mineral exploration, drilling or mining ventures.


Invest in excess of 10% of the market value of its total assets in securities which may require registration under the Securities Act of 1933 prior to sale by the fund (restricted securities), or other securities that are not readily marketable.


Issue senior securities, except as permitted by the 1940 Act.


                   The Investment Company of America - Page 6

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS


                                     YEAR FIRST                                      NUMBER OF BOARDS
                        POSITION      ELECTED                                         WITHIN THE FUND      OTHER DIRECTORSHIPS/3/
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING   COMPLEX/2/ ON WHICH             HELD
    NAME AND AGE          FUND     OF THE FUND/1/           PAST 5 YEARS              DIRECTOR SERVES           BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 Louise H. Bryson       Director        1999        Executive Vice President,                1            None
 Age: 59                                            Distribution and Business
                                                    Development, Lifetime
                                                    Television; Director and
                                                    former Chairman of the Board,
                                                    KCET - Los Angeles (public
                                                    television station)
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan        Director        2000        Founder and President,                   3            None
 Age: 56                                            M.A.D., Inc. (communications
                                                    company); former
                                                    Editor-in-Chief, Los Angeles
                                                                     -----------
                                                    Herald Examiner
                                                    ---------------
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton          Director        2000        Chairman of the Board and               16            None
 Age: 68                                            CEO, Senior Resource Group
                                                    LLC (development and
                                                    management of senior living
                                                    communities)
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller      Director        2002        President and CEO, Fuller               14            None
 Age: 57                                            Consulting (financial
                                                    management consulting firm)
-----------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez    Director        2001        Chairman of the Board and                1            America Movil, S.A.;
 Laporte                                            CEO, Kimberly-Clark de                                General Electric Company;
 Age: 69                                            Mexico, SA (household                                 Grupo Alfa; Grupo Carso;
                                                    products)                                             The Home Depot; Kellogg
                                                                                                          Company; Kimberly-Clark
                                                                                                          Corp.; The Mexico Fund
-----------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald       Director        1976        The IBJ Professor of Finance,            8            iStar Financial, Inc.;
 Age: 66                                            Graduate School of Business,                          Plum Creek Timber Co.;
                                                    Stanford University                                   Scholastic Corporation;
                                                                                                          Varian, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck       Director       1993        Director and Programming                 3            The Nevis Fund, Inc.
 Age: 59                                            Chair, WYPR
                                                    Baltimore/Washington (public
                                                    radio station); Senior
                                                    Associate, Financial News
                                                    (London); Senior Associate,
                                                    Reuters Foundation; Senior
                                                    Fellow, Institute for
                                                    International Economics;
                                                    Consultant, The Independent
                                                                ---------------
                                                    of London
                                                    ---------
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman      Director        1996        Chairman of the Board and               13            Sempra Energy;
 Age: 69                                            CEO, AECOM Technology                                 Southwest Water Company
                                                    Corporation (engineering,
                                                    consulting and professional
                                                    services)
-----------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison        Director        1987        President of the Salzburg                3            None
 Age: 67                                            Seminar; President Emeritus,
                                                    Middlebury College
-----------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer     Director        1997        Chairman of the Board and                1            None
 Age: 73                                            CEO, SEMATECH (research and
                                                    development consortium);
                                                    Trustee, William Jewell
                                                    College; Trustee, Associated
                                                    Universities, Inc.
-----------------------------------------------------------------------------------------------------------------------------------




                   The Investment Company of America - Page 7

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                   The Investment Company of America - Page 8

                                                     PRINCIPAL OCCUPATION(S) DURING
                                       YEAR FIRST           PAST 5 YEARS AND
                                        ELECTED              POSITIONS HELD            NUMBER OF BOARDS
                        POSITION       A DIRECTOR       WITH AFFILIATED ENTITIES        WITHIN THE FUND     OTHER DIRECTORSHIPS/3/
                        WITH THE     AND/OR OFFICER   OR THE PRINCIPAL UNDERWRITER    COMPLEX/2/ ON WHICH            HELD
    NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              DIRECTOR SERVES          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,//5/
-----------------------------------------------------------------------------------------------------------------------------------
 R. Michael            Chairman of        1994        Chairman of the Board and                2            None
 Shanahan              the Board                      Principal Executive Officer,
 Age: 65                                              Capital Research and
                                                      Management Company; Director,
                                                      American Funds Distributors,
                                                      Inc.*; Director, The Capital
                                                      Group Companies, Inc.*;
                                                      Chairman of the Board,
                                                      Capital Management Services,
                                                      Inc.*; Director, Capital
                                                      Strategy Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Director           2002        Executive Vice President and            17            None
 Age: 55                                              Director, Capital Research
                                                      and Management Company;
                                                      Director, The Capital Group
                                                      Companies, Inc.*; Director,
                                                      American Funds Distributors,
                                                      Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace     Senior Vice        1994        Senior Vice President and                2            None
 Age: 47               President                      Director, Capital Research
                                                      and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Donald D. O'Neal      Senior Vice        1994        Senior Vice President,                   2            None
 Age: 43               President                      Capital Research and
                                                      Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 James F.              President          2000        President and Director,                  3            None
 Rothenberg                                           Capital Research and
 Age: 57                                              Management Company; Director,
                                                      American Funds Distributors,
                                                      Inc.*; Director, American
                                                      Funds Service Company*;
                                                      Director, The Capital Group
                                                      Companies, Inc.*;Director,
                                                      Capital Group Research, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------





                   The Investment Company of America - Page 9

                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION          YEAR FIRST ELECTED                  PAST 5 YEARS AND POSITIONS HELD
                            WITH THE              AN OFFICER                          WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND              OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
----------------------------------------------------------------------------------------------------------------------------------
 Gregg E. Ireland     Senior Vice President          1994         Senior Vice President, Capital Research and Management Company
 Age: 54
----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon         Vice President              1998         Senior Vice President, Capital Research Company*
 Age: 47
----------------------------------------------------------------------------------------------------------------------------------
 Anne M. Llewellyn       Vice President              1984         Associate, Capital Research and Management Company
 Age: 56
----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti           Secretary                1994         Vice President - Fund Business Management Group, Capital
 Age: 47                                                          Research and Management Company
----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Rowland          Treasurer                1998         Senior Vice President, Capital Research and Management Company;
 Age: 62                                                          Director, American Funds Service Company*
----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould       Assistant Treasurer           1993         Vice President - Fund Business Management Group, Capital
 Age: 49                                                          Research and Management Company
----------------------------------------------------------------------------------------------------------------------------------





                  The Investment Company of America - Page 10

* Company affiliated with Capital Research and Management Company. 1 Directors and officers of the fund are elected annually.

2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5 All of the officers listed, with the exception of Anne M. Llewellyn and Thomas
  M. Rowland, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 11

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2003


                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                         OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                            DOLLAR RANGE/1/ OF FUND       FAMILY OVERSEEN
           NAME                  SHARES OWNED               BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Louise H. Bryson                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller             $10,001 - $50,000         $50,001 - $100,000
-------------------------------------------------------------------------------
 Claudio X. Gonzalez             Over $100,000             Over $100,000
 Laporte
-------------------------------------------------------------------------------
 John G. McDonald                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck            $50,001 - $100,000           Over $100,000
-------------------------------------------------------------------------------
 Richard G. Newman               Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                 Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 William J. Spencer              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.              Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             $10,001 - $50,000           Over $100,000
-------------------------------------------------------------------------------
 Donald D. O'Neal                Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 James F. Rothenberg             Over $100,000             Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan             Over $100,000             Over $100,000
-------------------------------------------------------------------------------



1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION - No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the investment adviser or its affiliates. The fund pays annual fees of $50,000 to Directors who are not affiliated with the investment adviser, $2,000 for each Board of Directors meeting attended, and $1,000 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $14,000.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan


                  The Investment Company of America - Page 12 in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the investment adviser.


DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003


                                                                                                             TOTAL COMPENSATION
                                                                              AGGREGATE COMPENSATION             (INCLUDING
                                                                              (INCLUDING VOLUNTARILY        VOLUNTARILY DEFERRED
                                                                             DEFERRED COMPENSATION/1/)        COMPENSATION/1/)
                                   NAME                                            FROM THE FUND         FROM ALL FUNDS MANAGED BY
--------------------------------------------------------------------------------------------------------    CAPITAL RESEARCH AND
                                                                                                                 MANAGEMENT
                                                                                                        COMPANY OR ITS AFFILIATES/2/
                                                                                                        ----------------------------
 Louise H. Bryson/3/                                                                  $67,000                     $ 67,000
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                      $63,000                     $105,000
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                     $64,000                     $215,120
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                                                                    $64,000                     $166,395
------------------------------------------------------------------------------------------------------------------------------------
 Claudio X. Gonzalez Laporte/3/                                                       $64,000                     $ 64,000
------------------------------------------------------------------------------------------------------------------------------------
 John G. McDonald/3/                                                                  $81,000                     $270,500
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck                                                                    $64,000                     $106,500
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                    $78,000                     $137,120
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/3/                                                                   $67,000                     $110,000
------------------------------------------------------------------------------------------------------------------------------------
 William J. Spencer/3/                                                                $79,000                     $ 79,000
------------------------------------------------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation for the fiscal year ended December 31, 2003 includes earnings on amounts deferred in previous fiscal years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2003 fiscal year for participating Directors is as follows: Louise H. Bryson ($280,667), Martin Fenton ($38,375), Claudio X. Gonzalez Laporte ($162,189), John G. McDonald ($949,808), Olin C. Robison ($302,292) and William J. Spencer ($586,476). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

As of February 1, 2004, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS - The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on August 28, 1933. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.


Delaware law provides that the business and affairs of the fund are managed by or under the direction of the Board of Directors. Directors are charged with fiduciary duties of care and loyalty to the fund and its shareholders. Generally, a Director will satisfy his or her duties if he or she acts


                  The Investment Company of America - Page 13 with the care of an ordinarily prudent person under similar circumstances and refrains from self-dealing.


Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. The R share classes are described in more detail in the fund's retirement plan prospectus and retirement plan statement of additional information.


Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan will vote any proxies relating to fund shares.


The fund holds annual meetings of shareholders for the purpose of electing directors. Significant matters that require shareholder approval, such as a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.



                  The Investment Company of America - Page 14

The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on February 1, 2004:




                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------
 Edward D. Jones & Co.                               Class A        15.53%
 201 Progress Pkwy.                                  Class B        11.61
 Maryland Hts., MO  63043-3009
----------------------------------------------------------------------------
 MLPF&S For the Sole Benefit of Its Customers        Class B         6.14
 4800 Deer Lake Dr. E, Fl. 2                         Class C        17.44
 Jacksonville, FL  32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets Inc.                       Class B         6.16
 333 W. 34th St.                                     Class C        13.99
 New York, NY  10001-2402
----------------------------------------------------------------------------
 Charles Schwab & Co. Inc.                           Class F         7.63
 101 Montgomery St.
 San Francisco, CA  94104-4122
----------------------------------------------------------------------------



COMMITTEES OF THE BOARD OF DIRECTORS - The fund has an Audit Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio
X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent auditors and the full Board of Directors. Three Audit Committee meetings were held during the 2003 fiscal year.


The fund has a Contracts Committee comprised of Louise H. Bryson, Mary Anne Dolan, Martin Fenton, Leonard R. Fuller, Claudio X. Gonzalez Laporte, John G. McDonald, Bailey Morris-Eck, Richard G. Newman, Olin C. Robison and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution under rule 12b-1 of the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. One Contracts Committee meeting was held during the 2003 fiscal year.


The fund has a Nominating Committee comprised of Louise H. Bryson, John G. McDonald and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director and Advisory Board member candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be


                  The Investment Company of America - Page 15 considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the fund, addressed to the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Three Nominating Committee meetings were held during the 2003 fiscal year.


The fund has a Proxy Committee comprised of John G. McDonald, Richard G. Newman and William J. Spencer, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. Donald D. O'Neal is also a member of the Committee and is an "interested person" of the fund due to his affiliation with the investment adviser. The Committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Five Proxy Committee meetings were held during the 2003 fiscal year.


                  The Investment Company of America - Page 16

                             ADVISORY BOARD MEMBERS

The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, consult from time to time with the investment adviser, primarily with respect to world trade and business conditions. Members of the Advisory Board, however, possess no authority or responsibility with respect to the fund^s investments or management. The chart below sets out additional information about the Advisory Board Members.




                             YEAR FIRST                                             NUMBER OF BOARDS
                             ELECTED AN                                              WITHIN THE FUND
                        ADVISORY BOARD MEMBER    PRINCIPAL OCCUPATION(S) DURING    COMPLEX/1/ ON WHICH
     NAME AND AGE            OF THE FUND                  PAST 5 YEARS                MEMBER SERVES     OTHER DIRECTORSHIPS/2/ HELD
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas M. Crosby,              1995            Partner, Faegre & Benson (law               1            None
 Jr.                                            firm)
 Age: 65
-----------------------------------------------------------------------------------------------------------------------------------
 Sam L. Ginn                    2003            Retired; former Chairman of the             1            Chevron Texaco
 Age: 66                                        Board, Vodafone Group Plc.;                              Corporation; Fremont
                                                former Chairman of the Board and                         Group; Hewlett-Packard
                                                CEO, AirTouch Communications                             Company
                                                (wireless telecommunications)
-----------------------------------------------------------------------------------------------------------------------------------
 Ellen H. Goldberg              1998            President, Santa Fe Institute;              1            None
 Age: 58                                        Research Professor, University
                                                of New Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 Daniel L. Jorndt               2003            Retired; former Chairman of the             1            Kellogg Company
 Age: 62                                        Board and CEO, Walgreen Company
                                                (drug stores)
-----------------------------------------------------------------------------------------------------------------------------------
 William H. Kling               1985            President, American Public Media            6            Irwin Financial
 Age: 61                                        Group                                                    Corporation;
                                                                                                         St. Paul Companies
-----------------------------------------------------------------------------------------------------------------------------------
 Luis G. Nogales                2003            President, Nogales Partners;                1            Arbitron, Inc.; Edison
 Age: 60                                        Managing Director, Nogales                               International; K-B Home;
                                                Investors Management LLC                                 Kaufman & Broad, S.A.
                                                (private equity fund)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill              1988            Deputy Chairman of the Council              3            None
 Age: 67                                        and Chairman of the
                                                International Advisory Panel,
                                                Graduate School of Government,
                                                University of Sydney, Australia;
                                                Member of the Board of
                                                Directors, The Lowy Institute
                                                for International Policy
                                                Studies, Sydney, Australia;
                                                Chairman of the Council,
                                                Australian Strategic Policy
                                                Institute; former Chichele
                                                Professor of the History of War
                                                and Fellow, All Souls College,
                                                University of Oxford; former
                                                Chairman of the Council,
                                                International Institute for
                                                Strategic Studies
-----------------------------------------------------------------------------------------------------------------------------------
 Norman R. Weldon               1977            Managing Director, Partisan                 3            Novoste Corporation
 Age: 69                                        Management Group, Inc. (medical
                                                device focused venture capital
                                                firm); former Chairman of the
                                                Board, Novoste Corporation;
                                                former President and Director,
                                                Corvita Corporation
-----------------------------------------------------------------------------------------------------------------------------------





                  The Investment Company of America - Page 17

1 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
2 This includes all directorships (other than those of the American Funds) that are held by each Advisory Board member as a director of a public company or a registered investment company.

THE ADDRESS FOR ALL ADVISORY BOARD MEMBERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                  The Investment Company of America - Page 18

ADVISORY BOARD MEMBER COMPENSATION - The fund pays fees of $5,500 per annum to Advisory Board members who are not affiliated with the investment adviser, plus $1,500 for each meeting attended in conjunction with meetings with the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Advisory Board Members may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Advisory Board Members who are not affiliated with the fund.


ADVISORY BOARD MEMBER COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2003


                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 Thomas M. Crosby,               $10,000                          $ 10,000
 Jr.
------------------------------------------------------------------------------------------
 Sam L. Ginn                     $ 4,250                          $  4,250
------------------------------------------------------------------------------------------
 Ellen H. Goldberg               $10,000                          $ 10,000
------------------------------------------------------------------------------------------
 Daniel L. Jorndt                $ 4,250                          $  4,250
------------------------------------------------------------------------------------------
 William H. Kling/3/             $10,000                          $123,500
------------------------------------------------------------------------------------------
 Robert J. O'Neill               $10,000                          $ 55,000
------------------------------------------------------------------------------------------
 Norman R. Weldon                $10,000                          $ 52,000
------------------------------------------------------------------------------------------



1 Amounts may be deferred by eligible Advisory Board members under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Advisory Board member. Compensation for the fiscal year ended December 31, 2003 includes earnings on amounts deferred in previous years.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series, which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended December 31, 2003 for participating Advisory Board members is as follows: William H. Kling ($74,866). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Advisory Board member.


                  The Investment Company of America - Page 19

INVESTMENT ADVISER - The investment adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel. The investment adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The investment adviser is responsible for managing more than $500 billion of stocks, bonds and money market instruments and serves over 20 million shareholder accounts of all types throughout the world. These investors include individuals, privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until April 30, 2005, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by: (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors.


In recommending the Agreement's renewal for the current period, the Committee gave consideration to a wide variety of factors, including, among others, the fund's favorable investment results during varied economic periods both on an absolute basis and relative to select peer groups and indexes; the fact that annual levels of the fund's advisory fees and overall expense ratios (both measured as a percentage of the fund's net assets) are consistently among the lowest of all funds in the fund's peer group; the various management and administrative services provided by the investment adviser; and the quality and depth of experience of the investment adviser and its investment and administrative personnel.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are fair and that shareholders have received reasonable value in return for paying such fees and expenses.


                  The Investment Company of America - Page 20

The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to Directors and members of the advisory board unaffiliated with the investment adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


As compensation for its services, the investment adviser receives a monthly fee which is based on prior month-end net assets, calculated at the annual rate of 0.39% on the first $1 billion of net assets, plus 0.336% on net assets over $1 billion to $2 billion, plus 0.30% on net assets over $2 billion to $3 billion, plus 0.276% on net assets over $3 billion to $5 billion, plus 0.258% on net assets over $5 billion to $8 billion, plus 0.246% on net assets over $8 billion to $13 billion, plus 0.24% on net assets over $13 billion to $21 billion, plus 0.234% on net assets over $21 billion to $34 billion, plus 0.231% on net assets over $34 billion to $44 billion, plus 0.228% on net assets over $44 billion to $55 billion, plus 0.225% on net assets over $55 billion to $71 billion, plus 0.222% on net assets in excess of $71 billion.


The Agreement provides that if the normal operating expenses of the fund, including the management fee paid to the investment adviser, and certain expenses of the fund, for any fiscal year during which the Agreement is in effect, exceed the expense limitations applicable to the fund imposed by state securities laws or any regulations thereunder, the investment adviser will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess. Expenses that are not subject to these limitations are interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions. Under the most restrictive state regulations, as of the effective date of the Agreement, the investment adviser would be required to reimburse the fund if the normal operating expenses exceed the lesser of: (i) 1 1/2% of the average value of the fund's net assets for the fiscal year up to $30 million, plus 1% of the average value of the fund's net assets for the fiscal year in excess of $30 million or
(ii) 25% of the gross investment income of the fund.


To the extent the investment adviser is required to reduce its management fee pursuant to the expense limitations described above due to the expenses of the Class A shares exceeding the stated limit, the investment adviser will either:
(i) reduce its management fee similarly for other classes of shares or (ii) reimburse the fund for other expenses to the extent necessary to result in an expense reduction only for Class A shares of the fund.


For the fiscal years ended December 31, 2003, 2002 and 2001, the investment adviser received from the fund advisory fees of $134,807,000, $129,674,000 and $134,899,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the investment adviser relating to the fund's


                  The Investment Company of America - Page 21

Class C, F and 529 shares will continue in effect until April 30, 2004, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The investment adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each share class, as applicable.


During the 2003 fiscal period, administrative services fees were:

                                                                           ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------------------------------------
                              CLASS C                                              $2,490,000
------------------------------------------------------------------------------------------------------------
                              CLASS F                                               1,021,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-A                                               399,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-B                                               135,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-C                                               139,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-E                                                17,000
------------------------------------------------------------------------------------------------------------
                            CLASS 529-F                                                 2,000
------------------------------------------------------------------------------------------------------------


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


                  The Investment Company of America - Page 22

The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:


                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------
                 CLASS A                          2003            $26,806,000        $128,286,000
                                                  2002             26,701,000         131,273,000
                                                  2001             25,295,000         123,707,000
                 CLASS B                          2003              4,426,000          30,503,000
                                                  2002              8,234,000          40,572,000
                                                  2001              7,031,000          37,823,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2003              1,058,000           5,353,000
                                                  2002                921,000           4,603,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2003                307,000           1,729,000
                                                  2002                247,000           1,772,000
-----------------------------------------------------------------------------------------------------



The fund has adopted Plans of Distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: quality shareholder services; savings to the fund in transfer


                  The Investment Company of America - Page 23 agency costs; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to .25% of the average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of the average daily net assets attributable to Class 529-A shares; (iii) for Class B and 529-B shares, 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of the average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of the average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares: (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares: (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.



                  The Investment Company of America - Page 24

For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


During the 2003 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:


                                                         12B-1 LIABILITY
                               12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------
        CLASS A                 $115,045,000               $10,088,000
------------------------------------------------------------------------------
        CLASS B                   22,876,000                 2,459,000
------------------------------------------------------------------------------
        CLASS C                   13,761,000                 1,605,000
------------------------------------------------------------------------------
        CLASS F                    1,490,000                   181,000
------------------------------------------------------------------------------
      CLASS 529-A                    241,000                    25,000
------------------------------------------------------------------------------
      CLASS 529-B                    655,000                    80,000
------------------------------------------------------------------------------
      CLASS 529-C                    723,000                    91,000
------------------------------------------------------------------------------
      CLASS 529-E                     51,000                     6,000
------------------------------------------------------------------------------
      CLASS 529-F                      3,000                     1,000
------------------------------------------------------------------------------



OTHER COMPENSATION TO DEALERS - American Funds Distributors, at its expense, currently provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 75 dealers who have sold shares of the American Funds. The level of payments made to a qualifying dealer in any given year will vary and in no case would exceed the sum of (a) 0.10% of the previous year's fund sales by that dealer and (b) 0.02% of assets attributable to that dealer. For 2004, aggregate payments made by American Funds Distributors to dealers will equal approximately 0.02% of the assets of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer's sales, assets and redemption rates, and the quality of the dealer's relationship with American Funds Distributors. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisers about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments. American Funds Distributors may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the American Funds that are conducted by dealers, including those outside the top 75 firms.


As of January 2004, the top dealers that American Funds Distributors anticipates will receive additional compensation include:


     1717 Capital Management Company
     A. G. Edwards & Sons, Inc.
     AIG/SunAmerica Group
     American General/Franklin Financial
     Ameritas/The Advisors Group


                  The Investment Company of America - Page 25

     AXA Advisors, LLC
     Baird/NMIS Group
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     GE Independent Accountant Network
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network
     InterSecurities, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard/PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     Linsco/Private Ledger Corp.
     McDonald Investments/Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     NatCity Investment, Inc.
     National Planning Holdings
     NFP Securities, Inc.
     PacLife Group
     Park Avenue Securities LLC
     Princor/PPI
     ProEquities, Inc.
     Raymond James Group
     RBC Dain Rauscher Inc.
     Securian/C.R.I.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Piper Jaffray Group
     Wachovia Group
     WS Griffith Securities, Inc.


                  The Investment Company of America - Page 26

                          TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.


The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account. Please see your tax adviser for more information.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American


                  The Investment Company of America - Page 27

Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold


                  The Investment Company of America - Page 28 the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.


     Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term


                  The Investment Company of America - Page 29 capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate (maximum 20% for capital gains realized by the fund prior to May 6, 2003), will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.


     DIVIDENDS - Fund dividends are taxable to shareholders as ordinary income. Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend". Only fund dividends derived from qualified corporation dividends paid to the fund after December 31, 2002, and held by the fund for the appropriate holding period, will be distributed to shareholders as "qualified dividends". Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a "qualified dividend". If a shareholder meets the requisite holding period requirement, "qualified dividends" are taxable at a maximum tax rate of 15%.

     CAPITAL GAINS - Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders. Regardless of the length of time the shares of the fund have been held by such shareholders, the portion of a capital gain distribution realized by the fund prior to May 6, 2003 is subject to a maximum tax rate of 20%, while the portion of a capital gain distribution realized by the fund on or after May 6, 2003 is subject to a maximum tax rate of 15%. The fund will report on Form 1099-DIV the portion of the overall capital gain distribution that is taxable to individual shareholders at the maximum 15% rate. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the


                  The Investment Company of America - Page 30 extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


                  The Investment Company of America - Page 31

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.

                               PURCHASE OF SHARES



        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open an account, then   application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                adviser or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open an account, then   establish the privilege, you,
                        follow the procedures   your financial adviser or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------





                  The Investment Company of America - Page 32

The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are available only to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares generally are not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans and money purchase pension and profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. In addition, the state tax-exempt funds are offered only in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all American Funds, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deduction or by employer-sponsored CollegeAmerica accounts and may be reduced or waived for shareholders of other funds in the American Funds. The minimum is $50 for additional investments (except for retirement plan payroll deduction and employer-sponsored CollegeAmerica accounts as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                  The Investment Company of America - Page 33

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                  The Investment Company of America - Page 34

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond and bond funds of the American Funds are set forth below. American Funds money market funds are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)



                                                                     DEALER
                                             SALES CHARGE AS       COMMISSION
                                            PERCENTAGE OF THE:    AS PERCENTAGE
                                            ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                      NET AMOUNT  OFFERING     OFFERING
                                           -INVESTED-   PRICE         PRICE
------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .          6.10%      5.75%         5.00%
$25,000 but less than $50,000. . .           5.26       5.00          4.25
$50,000 but less than $100,000. .            4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .           3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .            3.63       3.50          2.75
$250,000 but less than $500,000 .            2.56       2.50          2.00
$500,000 but less than $750,000 .            2.04       2.00          1.60
$750,000 but less than $1 million            1.52       1.50          1.20
$1 million or more . . . . . . . .           none       none      see below
--------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE.


The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is notified:


     .investments in Class A shares made by endowments or foundations with $50 million or more in assets;

     .investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before March 15, 2001; and


                  The Investment Company of America - Page 35

     .Individual Retirement Account rollovers involving retirement plan assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below).

A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.


     EMPLOYER-SPONSORED RETIREMENT PLANS

     ON OR BEFORE MARCH 31, 2004:

     An employer-sponsored retirement plan (including certain 403(b) plans) may invest in Class A shares without any initial or contingent deferred sales charge if the plan invests $1 million or more, or if American Funds Service Company is notified that the plan has 100 or more eligible employees or has $50 million or more in assets. Plans investing in this manner may continue to purchase Class A shares without any initial or contingent deferred sales charge after March 31, 2004.

     403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans.

     AFTER MARCH 31, 2004:

     . Employer-sponsored retirement plans not yet invested in Class A shares and wishing to invest without a sales charge will no longer be eligible to purchase Class A shares. Such plans may invest only in Class R shares, which are described in more detail in the fund's retirement plan prospectus.

     . Provided that the plan's recordkeeper can properly apply a sales charge on the plan's investments, an employer-sponsored retirement plan not yet invested in Class A shares and wishing to invest less than $1 million may invest in Class A shares, but the purchase of these shares will be subject to the applicable sales charge, regardless of whether the plan has 100 or more eligible employees or whether it has $50 million or more in assets. An employer-sponsored retirement plan that purchases Class A shares with a sales charge will be eligible to purchase additional Class A shares in accordance with the sales charge table above. If the recordkeeper cannot properly apply a sales charge on the plan's investments, then the plan may invest only in Class R shares, which are described in more detail in the fund's retirement plan prospectus.

     . Employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a statement of intention to purchase $1 million or more of American Funds shares in order to qualify to purchase without a sales charge. More information about statements of intention can be found under "Sales Charge Reductions and Waivers."


                  The Investment Company of America - Page 36

A transfer from the Virginia Prepaid Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the American Funds stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) current registered investment advisers registered with the Principal Underwriter and assistants directly employed by such registered investment advisers, retired registered investment advisers with respect to accounts established while active, or full-time employees of registered investment advisers registered with the Principal Underwriter (and their spouses, parents and children), and plans for such persons;

(4) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(8) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration Unit; and

(9) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the


                  The Investment Company of America - Page 37 money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below.


CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below.


CONTINGENT DEFERRED SALES CHARGE ON CLASS B SHARES


Year of redemption:                 1     2     3     4     5     6     7+
Contingent deferred sales charge:   5%    4%    4%    3%    2%    1%    0%



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A, B and C Shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS 529-E AND CLASS F SALES CHARGE - Class 529-E and F shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts of $1 million or more (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on investments in Class A shares are paid at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date. Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class


                  The Investment Company of America - Page 38

529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. If the Internal Revenue Service no longer takes this position, the automatic conversion feature may be suspended. If that happened, no further conversions of Class B or C shares would occur while such suspension remained in effect, and at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse -- or equivalent if recognized under local law -- and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of the American Funds over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. After March 31, 2004, employer-sponsored retirement plans not yet invested in Class A shares will no longer be eligible to establish a Statement to purchase $1 million or more without a sales charge.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge on purchases of the American Funds, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your


                  The Investment Company of America - Page 39 request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, holdings in Endowments (shares of which may be owned only by tax-exempt organizations) and any individual investments in American Legacy variable annuity contracts and variable life insurance policies (American Legacy, American Legacy II and American Legacy III, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period, reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse -- or equivalent if recognized under local law -- and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or


                  The Investment Company of America - Page 40

     .CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in the American Funds, as well as individual holdings in Endowments, American Legacy variable annuity contracts and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described in the aggregation policy, you may take into account the current value of your existing holdings in all share classes of the American Funds, as well as your holdings in Endowments, to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Alternatively, upon your request, you may take into account the amount you invested less any withdrawals (however, for this purpose, the amount invested does not include capital appreciation or reinvested dividends and capital gains). When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuity contracts and variable life insurance policies. Direct purchases of American Funds money market funds are excluded.

CDSC WAIVERS FOR CLASS A, B AND C SHARES - Any CDSC on Class A, B and C shares (and, if applicable, on the corresponding Class 529 shares) may be waived only in the following cases:


                  The Investment Company of America - Page 41

(1) Permitted exchanges of shares as described in the prospectus, provided that the shares acquired by such exchanges are not redeemed within: (i) one year of the initial purchase in the case of Class A or 529-A shares, (ii) six years of the initial purchase in the case of Class B or 529-B shares, or (iii) one year of the initial purchase in the case of Class C or 529-C shares.

(2)  Tax-free returns of excess contributions to IRAs.

(3) Redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

(4) For Class 529-A, 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship (to the extent of the scholarship award).

(5) The following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below) annually (the "12% limit"):

     . Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70 1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     . Redemptions through a systematic withdrawal plan ("SWP") (see "Automatic Withdrawals" under "Shareholder Account Services and Privileges", below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and


                  The Investment Company of America - Page 42

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed above. For example, CDSC waivers will not be allowed on redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS

Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the applicable fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: (i) Class A shares at net asset value; (ii) Class A shares subject to the applicable initial sales charge; (iii) Class B shares; (iv) Class C shares; or (v) Class F shares. Plan assets invested in Class A shares with a sales charge, or B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class as described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above). No dealer commissions will be paid on rollovers to American Funds money market funds.


IRA rollovers that do not indicate in which share class plan assets should be invested and that do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions cannot be invested in F shares.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


                  The Investment Company of America - Page 43

Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.


Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:


1. Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.


The Valuation Committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the Valuation Committee based upon what the fund might


                  The Investment Company of America - Page 44 reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the "fair value" to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.


2. Each class of shares represents interests in the same portfolio of investments and is otherwise identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class on the basis of the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to the respective share classes.

3. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's Board.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees. Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares are only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     --Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     --    Requests must be signed by the registered shareholder(s).

     --    A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -  Made payable to someone other than the registered shareholder(s);
             or


                  The Investment Company of America - Page 45

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     --Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     --You must include with your written request any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     --Redemptions by telephone, fax or the Internet (including American
          FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     --    Checks must be made payable to the registered shareholder(s).

     --    Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     --You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     --You may establish check writing privileges using an account application.

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day


                  The Investment Company of America - Page 46 following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


If you notify the Transfer Agent, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in any of the American Funds within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid by the 529 share classes will be automatically reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the


                  The Investment Company of America - Page 47 same share class into other American Funds at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may only exchange shares into other American Funds within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares" above), by contacting your investment dealer or financial adviser, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. For more information, see "Telephone and Internet Purchases, Redemptions and Exchanges" below. Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of Shares" above). THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the American Funds. You can make automatic


                  The Investment Company of America - Page 48 withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of the American Funds under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


                  The Investment Company of America - Page 49

REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


While payment of redemptions normally will be in cash, the fund's Articles of Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The investment adviser places orders with broker-dealers for the fund's portfolio transactions. The investment adviser strives to obtain best execution on the fund's portfolio transactions, taking into account a variety of factors to produce the most favorable total price reasonably attainable under the circumstances. These factors include the size and type of transaction, the cost and quality of executions, and the broker-dealer's ability to offer liquidity and anonymity. The fund does not consider the investment adviser as having an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations. Subject to the considerations outlined above, the investment adviser may place orders for the fund's portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser, or who have provided investment research, statistical or other related services to the investment adviser. In placing orders for the fund's portfolio transactions, the investment adviser does not commit to any specific amount of business with any particular broker-dealer. Further, when the investment adviser places orders for the fund's portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of the funds managed by the investment adviser. The investment adviser may, however, give consideration to investment research, statistical or other related services provided to the adviser in placing orders for the fund's portfolio transactions.


Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.


Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended 2003, 2002 and 2001, amounted to $30,539,000, $45,817,000 and $33,794,000. The volume of securities subject to brokerage commissions and dealer concessions purchased by the fund increased during the 2002 fiscal year, resulting in an increase in total commissions paid on portfolio transactions.


The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of


                  The Investment Company of America - Page 50 their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is: (1) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (2) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or (3) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year. At the end of the fund's most recent fiscal year, the fund held equity securities of Bank of America Corp. in the amount of $822,657,000, J.P. Morgan Chase & Co. in the amount of $804,387,000, Citigroup Inc. in the amount of $72,810,000 and Wachovia Corp. in the amount of $24,665,000, and debt securities of Bank of America Corp. in the amount of $146,302,000 and J.P. Morgan Chase & Co. in the amount of $79,919,000.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American Funds Service Company was paid a fee of $44,840,000 for Class A shares and $2,509,000 for Class B shares for the 2003 fiscal year.


INDEPENDENT AUDITORS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, Los Angeles, CA 90071, serves as the fund's independent auditors, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent auditors is reviewed and determined annually by the Board of Directors.


INDEPENDENT LEGAL COUNSEL - O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071, currently serves as counsel for the fund and for Directors who are not interested persons (as defined by the 1940 Act) of the fund in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not currently provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent Directors of the fund, as prescribed by the 1940 Act and the related rules.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other


                  The Investment Company of America - Page 51 information. The fund's annual financial statements are audited by the fund's independent auditors, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


CODES OF ETHICS - The fund and Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. These codes include: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


PROXY VOTING PROCEDURES AND GUIDELINES - The investment adviser has adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the American Funds, Endowments and American Funds Insurance Series. Certain funds, including the fund, have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by an investment committee of the investment adviser under authority delegated by the funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.


All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.


The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.


The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds; however, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the


                  The Investment Company of America - Page 52 specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.


Beginning August 31, 2004 (and each August 31 thereafter) each fund will be required to file Form N-PX containing its complete voting record for the 12 months ended the preceding June 30. Once filed, the most recent Form N-PX will be available (i) without charge, upon request, by calling American Funds Service Company at 800/421-0180, and (ii) on the SEC's website at www.sec.gov.


The following summary sets forth the general positions of the American Funds, Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website at americanfunds.com.


     DIRECTOR MATTERS - The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the Chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS - Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS - Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS - The ratification of auditors, procedural matters relating to the annual meeting, and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.


                  The Investment Company of America - Page 53

OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

  MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES - DECEMBER 31, 2003

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $28.84
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $30.60



                  The Investment Company of America - Page 54

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("Standard & Poor's").


                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.


Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.


A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.


Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.


Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.


B
Obligations rated B are considered speculative and are subject to high credit risk.


Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.


Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.


C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.


NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                  The Investment Company of America - Page 55

STANDARD & POOR'S

LONG-TERM ISSUE CREDIT RATINGS

AAA

An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


AA

An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


A

An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.


BBB

An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.


BB

An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


B

An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


CCC

An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


CC

An obligation rated CC is currently highly vulnerable to nonpayment.


                  The Investment Company of America - Page 56

C

The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


D

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


                  The Investment Company of America - Page 57

INVESTMENT PORTFOLIO DECEMBER 31, 2003




                                       Percent of
LARGEST INVESTMENT CATEGORIES          net assets

CAPITAL GOODS                                  8.75 %
FOOD, BEVERAGE & TOBACCO                       8.58
MATERIALS                                      7.24


                                       Percent of
LARGEST INDUSTRY HOLDINGS              Net Assets

Beverages  & Tobacco                           6.29%
Oil & Gas                                      5.93
Diversified Telecommunication Services         5.20
Pharmaceuticals                                4.98
Commercial Banks                               3.93


                                       Percent of
LARGEST EQUITY HOLDINGS                net assets

Altria Group                                   4.58 %
Fannie Mae                                     2.01
SBC Communications                             1.78
Dow Chemical                                   1.73
Time Warner                                    1.73
Lowe's Companies                               1.70
Caterpillar                                    1.53
Eli Lilly                                      1.43
Texas Instruments                              1.28
ChevronTexaco                                  1.27








                                                                                                     Shares or    Market value
EQUITY SECURITIES (COMMON AND PREFERRED STOCKS AND CONVERTIBLE DEBENTURES) - 82.50%           principal amount           (000)

ENERGY
ENERGY EQUIPMENT & SERVICES  -  0.82%
Baker Hughes Inc.                                                                                     8,225,000     $  264,516
Schlumberger Ltd.                                                                                     5,100,000        279,072
OIL & GAS  -  5.93%
Burlington Resources Inc.                                                                             9,050,000        501,189
ChevronTexaco Corp.                                                                                   9,745,500        841,914
ConocoPhillips                                                                                        2,200,000        144,254
ENI SpA                                                                                              26,000,000        488,223
Exxon Mobil Corp.                                                                                     8,221,500        337,082
Marathon Oil Corp.                                                                                   10,550,000        349,099
Murphy Oil Corp.                                                                                      2,050,000        133,885
Royal Dutch Petroleum Co. (New York registered)                                                       7,620,000        399,212
"Shell" Transport and Trading Co., PLC (ADR) (New York registered)                                    5,500,000        247,665
"Shell" Transport and Trading Co., PLC                                                                2,900,000         21,489
TOTAL SA                                                                                                900,000        166,515
Unocal Corp.                                                                                          8,690,000        320,053
                                                                                                                     4,494,168

MATERIALS
CHEMICALS  -  1.98%
Air Products and Chemicals, Inc.                                                                        200,000         10,566
Dow Chemical Co.                                                                                     27,700,000      1,151,489
Rohm and Haas Co.                                                                                     3,600,000        153,756
METALS & MINING  -  3.60%
Alcan Inc.                                                                                            5,800,000        272,310
Alcoa Inc.                                                                                           11,846,400        450,163
Alumina Ltd.                                                                                         19,804,346         97,846
Barrick Gold Corp.                                                                                    9,250,000        210,067
BHP Billiton Ltd.                                                                                     9,412,655         86,285
Inco Ltd.  (1)                                                                                        5,253,000        209,174
Newmont Mining Corp.                                                                                  9,500,000        461,795
Phelps Dodge Corp.  (1)                                                                               1,345,000        102,341
Placer Dome Inc.                                                                                     10,000,000        179,100
Rio Tinto PLC                                                                                        12,000,000        330,214
PAPER & FOREST PRODUCTS  -  1.66%
Georgia-Pacific Corp., Georgia-Pacific Group                                                         10,599,298        325,080
International Paper Co.                                                                               7,297,235        314,584
MeadWestvaco Corp.                                                                                    3,800,000        113,050
Weyerhaeuser Co.                                                                                      5,475,000        350,400
                                                                                                                     4,818,220

CAPITAL GOODS
AEROSPACE & DEFENSE  -  3.08%
Boeing Co.                                                                                           13,000,000        547,820
General Dynamics Corp.                                                                                3,372,900        304,876
Honeywell International Inc.                                                                          4,000,000        133,720
Lockheed Martin Corp.                                                                                 5,300,000        272,420
Northrop Grumman Corp.                                                                                2,340,000        223,704
Raytheon Co.                                                                                         14,446,000        433,958
United Technologies Corp.                                                                             1,400,000        132,678
CONSTRUCTION & ENGINEERING  -  0.05%
Fluor Corp.                                                                                             824,300         32,675
ELECTRICAL EQUIPMENT  -  0.17%
Cooper Industries, Inc., Class A                                                                      2,000,000        115,860
INDUSTRIAL CONGLOMERATES  -  2.47%
3M Co.                                                                                                1,200,000        102,036
General Electric Co.                                                                                 21,750,000        673,815
Siemens AG                                                                                              875,000         69,742
Tyco International Ltd.                                                                              30,400,000        805,600
MACHINERY  -  2.98%
Caterpillar Inc.                                                                                     12,300,000      1,021,146
Cummins Inc.                                                                                          1,700,000         83,198
Deere & Co.                                                                                           8,000,000        520,400
Illinois Tool Works Inc.                                                                              2,500,000        209,775
Parker Hannifin Corp.                                                                                 2,500,000        148,750
                                                                                                                     5,832,173

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.11%
Pitney Bowes Inc.                                                                                     1,000,000         40,620
Waste Management, Inc.                                                                                1,100,000         32,560
                                                                                                                        73,180

TRANSPORTATION
AIR FREIGHT & LOGISTICS  -  0.39%
FedEx Corp.                                                                                           3,870,000        261,225
AIRLINES  -  0.24%
Delta Air Lines, Inc.                                                                                   942,100         11,126
Southwest Airlines Co.                                                                                9,000,000        145,260
ROAD & RAIL  -  0.44%
Burlington Northern Santa Fe Corp.                                                                    8,300,000        268,505
Norfolk Southern Corp.                                                                                1,211,200         28,645
                                                                                                                       714,761

AUTOMOBILES & COMPONENTS
AUTO COMPONENTS  -  0.23%
Delphi Corp.                                                                                         15,000,000        153,150
AUTOMOBILES  -  1.61%
Ford Motor Co.                                                                                        2,500,000         40,000
General Motors Corp.                                                                                 15,450,000        825,030
Honda Motor Co., Ltd.                                                                                 1,825,000         80,877
Toyota Motor Corp.                                                                                    3,750,000        126,385
                                                                                                                     1,225,442

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.07%
Newell Rubbermaid Inc.                                                                                2,000,000         45,540
TEXTILES, APPAREL & LUXURY GOODS  -  0.01%
NIKE, Inc., Class B                                                                                     127,700          8,742
                                                                                                                        54,282

HOTELS, RESTAURANTS & LEISURE
HOTELS, RESTAURANTS & LEISURE  -  0.60%
Carnival Corp., units                                                                                 8,997,100        357,455
McDonald's Corp.                                                                                      1,600,000         39,728
                                                                                                                       397,183

MEDIA
MEDIA  -  3.76%
Antena 3 Television, SA  (1)                                                                             28,517          1,251
Comcast Corp., Class A  (1)                                                                          11,345,800        372,936
Comcast Corp., Class A, special nonvoting stock  (1)                                                  3,000,000         93,840
Dow Jones & Co., Inc.                                                                                 1,887,000         94,067
Hughes Electronics Corp.  (1)                                                                         1,811,075         29,973
Interpublic Group of Companies, Inc.  (1)                                                            10,975,000        171,210
Knight-Ridder, Inc.                                                                                     550,500         42,592
Liberty Media Corp., Class A  (1)                                                                    16,280,000        193,569
News Corp. Ltd., preferred (ADR)                                                                        202,563          6,128
Time Warner Inc. (formerly AOL Time Warner Inc.) (1)                                                 63,800,000      1,147,762
Viacom Inc., Class A                                                                                    600,000         26,562
Viacom Inc., Class B, nonvoting                                                                       7,300,000        323,974
                                                                                                                     2,503,864

RETAILING
INTERNET & CATALOG RETAIL  -  0.13%
eBay Inc.  (1)                                                                                        1,300,000         83,967
MULTILINE RETAIL  -  1.66%
Dollar General Corp.                                                                                  2,750,000         57,722
Kohl's Corp.  (1)                                                                                     3,000,000        134,820
May Department Stores Co.                                                                             4,800,000        139,536
Target Corp.                                                                                         20,100,000        771,840
SPECIALTY RETAIL  -  2.26%
Limited Brands, Inc.                                                                                 20,749,400        374,112
Lowe's Companies, Inc.                                                                               20,368,300      1,128,200
                                                                                                                     2,690,197

FOOD & STAPLES RETAILING
FOOD & STAPLES RETAILING  -  0.51%
Albertson's, Inc.                                                                                     2,726,500         61,755
Walgreen Co.                                                                                          7,595,000        276,306
                                                                                                                       338,061

FOOD, BEVERAGE & TOBACCO
BEVERAGES  & TOBACCO  -  6.29%
Altria Group, Inc.                                                                                   56,000,000      3,047,520
Anheuser-Busch Companies, Inc.                                                                        3,250,000        171,210
Coca-Cola Co.                                                                                         3,750,000        190,312
PepsiCo, Inc.                                                                                         9,600,000        447,552
R.J. Reynolds Tobacco Holdings, Inc. (2)                                                              4,461,666        259,446
UST Inc.                                                                                              2,000,000         71,380
FOOD PRODUCTS  -  2.29%
General Mills, Inc.                                                                                   6,035,000        273,385
H.J. Heinz Co.                                                                                        7,950,000        289,619
Sara Lee Corp.                                                                                        9,816,100        213,108
Unilever NV (New York registered)                                                                    11,500,000        746,350
                                                                                                                     5,709,882

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.04%
Kimberly-Clark Corp.                                                                                    500,000         29,545
PERSONAL PRODUCTS  -  0.47%
Avon Products, Inc.                                                                                   4,635,000        312,816
                                                                                                                       342,361

HEALTH CARE EQUIPMENT & SERVICES
HEALTH CARE EQUIPMENT & SUPPLIES  -  0.25%
Applera Corp. - Applied Biosystems Group                                                              5,170,500        107,081
Becton, Dickinson and Co.                                                                             1,500,000         61,710
HEALTH CARE PROVIDERS & SERVICES  -  0.87%
Aetna Inc.                                                                                            2,000,000        135,160
CIGNA Corp.                                                                                           1,700,000         97,750
HCA Inc.                                                                                              8,020,000        344,539
                                                                                                                       746,240

PHARMACEUTICALS & BIOTECHNOLOGY
PHARMACEUTICALS  -  4.98%
Abbott Laboratories                                                                                   1,500,000         69,900
AstraZeneca PLC (Sweden)                                                                              6,127,000        298,055
AstraZeneca PLC (United Kingdom)                                                                      5,800,900        277,255
AstraZeneca PLC (ADR)                                                                                 5,444,200        263,390
Bristol-Myers Squibb Co.                                                                             21,657,600        619,407
Eli Lilly and Co.                                                                                    13,510,000        950,158
Merck & Co., Inc.                                                                                     2,200,000        101,640
Novartis AG                                                                                           1,000,000         45,220
Novartis AG (ADR)                                                                                       256,556         11,773
Pfizer Inc                                                                                           13,772,480        486,582
Schering-Plough Corp.                                                                                 3,611,300         62,801
Wyeth                                                                                                 3,000,000        127,350
                                                                                                                     3,313,531

BANKS
COMMERCIAL BANKS  -  3.93%
Bank of America Corp.                                                                                10,228,240        822,657
BANK ONE CORP.                                                                                        2,035,000         92,776
FleetBoston Financial Corp.                                                                          15,436,300        673,794
HSBC Holdings PLC                                                                                    29,678,750        464,717
HSBC Holdings PLC (ADR)                                                                               1,070,000         84,337
Wachovia Corp.                                                                                          529,400         24,665
Wells Fargo & Co.                                                                                     7,630,000        449,331
THRIFTS & MORTGAGE FINANCE  -  2.47%
Fannie Mae                                                                                           17,860,000      1,340,572
Freddie Mac                                                                                           3,150,000        183,708
Washington Mutual, Inc.                                                                               3,000,000        120,360
                                                                                                                     4,256,917

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIAL SERVICES  -  0.11%
Citigroup Inc.                                                                                        1,500,000         72,810
CAPITAL MARKETS  -  1.21%
J.P. Morgan Chase & Co.                                                                              21,900,000        804,387
CONSUMER FINANCE  -  0.56%
Capital One Financial Corp.                                                                           3,000,000        183,870
Capital One Financial Corp. 6.25% Upper DECS 2005                                                     1,450,000 units   69,513
MBNA Corp.                                                                                            4,800,000        119,280
                                                                                                                     1,249,860

INSURANCE
INSURANCE  -  3.53%
Allstate Corp.                                                                                       10,493,300        451,422
American International Group, Inc.                                                                   10,663,900        706,803
Aon Corp.                                                                                             2,183,800         52,280
Chubb Corp.                                                                                           5,075,000        345,608
Chubb Corp. 7.00% convertible preferred 2005                                                          1,400,000 units   39,984
Hartford Financial Services Group, Inc.                                                               2,700,000        159,381
Lincoln National Corp.                                                                                1,700,000         68,629
SAFECO Corp.                                                                                          3,650,000        142,095
St. Paul Companies, Inc.                                                                              3,300,000        130,845
XL Capital Ltd., Class A                                                                              3,250,000        252,038
                                                                                                                     2,349,085

SOFTWARE & SERVICES
IT SERVICES  -  1.05%
Automatic Data Processing, Inc.                                                                       5,475,000        216,865
Computer Sciences Corp.  (1)                                                                          1,440,300         63,704
Electronic Data Systems Corp.                                                                        11,350,000        278,529
Sabre Holdings Corp., Class A                                                                         6,009,680        129,749
SOFTWARE  -  0.82%
Microsoft Corp.                                                                                      19,880,000        547,495
                                                                                                                     1,236,342

TECHNOLOGY HARDWARE & EQUIPMENT
COMMUNICATIONS EQUIPMENT  -  1.36%
Cisco Systems, Inc.  (1)                                                                             28,800,000        699,552
Motorola, Inc.                                                                                        5,500,000         77,385
Motorola, Inc. 7.00% convertible preferred 2004                                                       2,400,000 units  104,232
Nokia Corp. (ADR)                                                                                     1,500,000         25,500
COMPUTERS & PERIPHERALS  -  2.42%
EMC Corp.  (1)                                                                                        3,500,000         45,220
Hewlett-Packard Co.                                                                                  23,850,000        547,835
International Business Machines Corp.                                                                 7,095,000        657,565
Sun Microsystems, Inc.  (1)                                                                          79,500,000        356,955
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.02%
Agilent Technologies, Inc.  (1)                                                                       6,000,000        175,440
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)                                   $  6,655,000          7,304
Agilent Technologies, Inc. 3.00% convertible debentures 2021 (3)  (4)                              $  4,445,000          4,878
Hitachi, Ltd.                                                                                        23,000,000        138,330
Sanmina-SCI Corp.  (1)                                                                               11,850,000        149,429
Solectron Corp.  (1)                                                                                 23,500,000        138,885
Solectron Corp. 7.25% ACES convertible preferred 2004                                                 4,000,000 units   66,720
                                                                                                                     3,195,230

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  -  3.53%
Altera Corp.  (1)                                                                                     2,250,000         51,075
Applied Materials, Inc.  (1)                                                                         11,750,000        263,788
Intel Corp.                                                                                           2,140,000         68,908
KLA-Tencor Corp.  (1)                                                                                 1,325,000         77,738
Linear Technology Corp.                                                                               4,965,700        208,907
Maxim Integrated Products, Inc.                                                                       2,528,200        125,904
Micron Technology, Inc.  (1)                                                                         12,500,000        168,375
Samsung Electronics Co., Ltd.                                                                           485,000        183,657
Taiwan Semiconductor Manufacturing Co. Ltd.  (1)                                                    115,500,000        216,286
Texas Instruments Inc.                                                                               29,067,700        854,009
Xilinx, Inc.  (1)                                                                                     3,250,000        125,905
                                                                                                                     2,344,552

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.20%
ALLTEL Corp.                                                                                          3,500,000        163,030
ALLTEL Corp. 7.75% 2005                                                                                 500,000 units   24,850
AT&T Corp.                                                                                           17,897,500        363,319
BT Group PLC                                                                                         35,000,000        117,504
Deutsche Telekom AG  (1)                                                                             15,046,000        274,032
SBC Communications Inc.                                                                              45,450,000      1,184,882
Sprint Corp. - FON Group                                                                             29,635,000        486,607
Telefonica, SA  (1)                                                                                  16,794,261        245,373
Telefonos de Mexico, SA de CV, Class L (ADR)                                                          3,000,000         99,090
Verizon Communications Inc.                                                                          14,250,000        499,890
WIRELESS TELECOMMUNICATION SERVICES  -  1.27%
AT&T Wireless Services, Inc.  (1)                                                                    58,541,000        467,743
Sprint Corp. 7.125% convertible preferred 2004                                                        5,400,000 units   38,340
Vodafone Group PLC                                                                                   40,000,000         98,800
Vodafone Group PLC (ADR)                                                                              9,500,000        237,880
                                                                                                                     4,301,340

UTILITIES
ELECTRIC UTILITIES  -  1.48%
Ameren Corp.                                                                                          2,307,000        106,122
American Electric Power Co., Inc.                                                                     5,544,200        169,154
Dominion Resources, Inc.                                                                              7,131,912        455,230
FPL Group, Inc.                                                                                       1,000,000         65,420
Southern Co.                                                                                          4,386,500        132,692
TXU Corp.                                                                                             2,400,000         56,928
MULTI-UTILITIES & UNREGULATED POWER  -  1.20%
Duke Energy Corp.                                                                                    24,075,000        492,334
El Paso Corp.                                                                                         7,194,000         58,919
Public Service Enterprise Group Inc.                                                                  5,000,000        219,000
Williams Companies, Inc. 9.00% FELINE PACS convertible preferred 2005                                 2,000,000 units   26,220
                                                                                                                     1,782,019

MISCELLANEOUS  -  1.39%
Other equity securities in initial period of acquisition                                                               923,861


TOTAL EQUITY SECURITIES (cost: $39,638,406,000)                                                                     54,892,751




                                                                                               Principal amount   Market value
CORPORATE BONDS & NOTES - 1.68%                                                                           (000)          (000)

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.08%
General Motors Acceptance Corp. 6.875% 2011                                                          $   50,000         53,937

MEDIA
MEDIA  -  0.03%
AOL Time Warner Inc. 5.625% 2005                                                                         21,045         22,038


TELECOMMUNICATION SERVICES
TELECOMMUNICATION SERVICES  -  1.33%
AT&T Corp.: (3)
 6.50% 2006 (4)                                                                             Euro          9,815         13,213
 7.00% 2006                                                                                          $   80,065         88,608
 7.80% 2011                                                                                             247,575        285,463
Deutsche Telekom International Finance BV 8.125% 2012 (3)                                   Euro         30,000         46,281
Sprint Capital Corp.:
 7.90% 2005                                                                                         $   202,710        216,015
 8.375% 2012                                                                                            197,500        231,106
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%
AT&T Wireless Services, Inc.:
 7.35% 2006                                                                                              26,250         28,722
 7.50% 2007                                                                                              74,500         83,591
 8.125% 2012                                                                                             30,000         35,344
                                                                                                                     1,028,343

UTILITIES
MULTI-UTILITIES & UNREGULATED POWER  -  0.02%
Williams Companies, Inc. 6.625% 2004                                                                      3,550          3,657
Williams Holdings of Delaware, Inc. 6.50% 2008                                                           11,000         11,426
                                                                                                                        15,083


TOTAL CORPORATE BONDS & NOTES (cost: $932,396,000)                                                                   1,119,401



U.S. TREASURY & AGENCY OBLIGATIONS - 4.62%

FEDERAL AGENCY
PASS-THROUGH OBLIGATIONS  -  1.86%
Fannie Mae: (5)
 6.00% 2017                                                                                             564,253        594,431
 6.50% 2017                                                                                             563,782        599,535
 6.50% 2032                                                                                              43,977         46,077

NON-PASS-THROUGH OBLIGATIONS  -  0.16%
Fannie Mae: 5.25% 2007                                                                                   99,000        106,458
                                                                                                                     1,346,501

U.S. TREASURY NOTES AND BONDS
U.S. TREASURY NOTES & BONDS  -  2.60%
 3.00% February 2004                                                                                    600,000        601,968
 1.875% September 2004                                                                                  565,000        568,175
 1.50% February 2005                                                                                    555,000        556,299
                                                                                                                     1,726,442


TOTAL U.S. TREASURY & AGENCY OBLIGATIONS (cost: $3,002,029,000)                                                      3,072,943


                                                                                                Principal amount  Market value
SHORT-TERM SECURITIES - 10.96%                                                                             (000)         (000)

U.S. TREASURIES  -  5.88%
U.S. Treasury Bills 0.840%-1.035% due 1/2-6/24/2004                                                   3,920,433      3,912,880


CORPORATE SHORT-TERM NOTES  -  3.66%
Abbott Laboratories Inc. 1.00% due 1/6-1/13/2004 (4)                                                     25,000         24,992
AIG Funding, Inc. 1.01%-1.02% due 1/9/2004                                                               20,000         19,995
American General Finance Corp. 1.04%-1.06% due 1/12-2/18/2004                                            77,000         76,943
American Express Credit Corp. 1.04%-1.06% due 2/2-2/25/2004                                             120,000        119,840
Anheuser-Busch Cos. Inc. 1.00% due 2/6-3/12/2004 (4)                                                     54,400         54,328
Archer Daniels Midland Co. 1.08% due 1/20/2004 (4)                                                       28,500         28,483
Bank of America Corp. 1.09%-1.10% due 3/15-4/13/2004                                                    146,700        146,302
BellSouth Corp. 1.01%-1.03% due 1/6-1/21/2004 (4)                                                       100,000         99,968
Caterpillar Financial Serivces Corp. 1.02%-1.03% due 1/20-3/18/2004                                      50,000         49,907
ChevronTexaco Corp. 1.01% due 1/7/2004                                                                   21,000         20,996
Citicorp 1.04%-1.07% due 1/9-2/24/2004                                                                  145,000        144,847
Clorox Co. 1.01%-1.02% due 1/16-1/29/2004                                                                64,670         64,625
Coca-Cola Co. 1.02%-1.03% due 1/5-3/5/2004                                                              150,000        149,895
E.I. DuPont de Nemours & Co. 1.03%-1.05% due 1/23-3/2/2004                                              130,300        130,144
Exxon Asset Management Co. 1.00% due 1/8/2004 (4)                                                        50,000         49,989
Exxon Project Investment Corp. 1.00% due 1/20-1/21/2004 (4)                                              44,000         43,975
Gannett Co. 1.02%-1.06% due 1/8-1/23/2004 (4)                                                           121,295        121,250
General Electric Capital Services, Inc. 1.08%-1.09% due 1/21-3/10/2004                                  130,000        129,853
Harley-Davidson Funding Corp. 1.02% due 1/26-2/13/2004 (4)                                               25,000         24,973
Household Finance Corp. 1.07%-1.08% due 1/14-2/9/2004                                                   130,000        129,904
IBM Credit Corp. 1.00%-1.02% due 1/9-1/16/2004                                                          100,000         99,964
Johnson & Johnson 1.00% due 1/9-1/29/2004 (4)                                                            61,000         60,962
J.P. Morgan Chase & Co. 1.07%-1.08% due 2/2-2/3/2004                                                     80,000         79,919
Kimberly-Clark Worldwide Inc. 1.00% due 1/23-2/13/2004 (4)                                               54,000         53,944
Medtronic Inc. 1.01%-1.02% due 1/27-1/28/2004 (4)                                                        30,000         29,976
Merck & Co. Inc. 1.01%-1.02% due 1/15-1/23/2004                                                          55,000         54,967
Minnesota Mining and Manufacturing Co. 1.02% due 1/22/2004                                               25,000         24,984
Pfizer Inc 1.01%-1.05% due 1/5-1/29/2004 (4)                                                            150,417        150,356
Procter & Gamble Co. 1.01%-1.05% due 1/16-2/9/2004 (4)                                                  145,000        144,910
SBC International Inc. 1.02%-1.04% due 1/13-2/10/2004 (4)                                                46,695         46,647
United Parcel Service Inc. 0.93% due 1/30/2004                                                           20,800         20,781
Verizon Network Funding Corp. 1.03% due 2/11-2/20/2004                                                   35,000         34,954


FEDERAL AGENCY DISCOUNT NOTES  - 1.04%
Fannie Mae 0.99%-1.04% due 1/6-2/2/2004                                                                  91,200         91,149
Federal Farm Credit Banks 1.00%-1.08% due 2/20-5/14/2004                                                150,000        149,706
Federal Home Loan Bank 1.01%-1.04% due 1/7-1/22/2004                                                     71,507         71,484
Freddie Mac 1.03% due 1/15/2004                                                                          25,000         24,989
International Bank for Reconstruction and Development 0.97%-1.01%                                       250,800        250,618
  due 1/13-2/6/2004
Student Loan Marketing Assn. 1.01% due 1/7/2004                                                          40,000         39,992
Student Loan Marketing Assn. 1.00% due 1/13-5/20/2004                                                    28,700         28,690
Student Loan Marketing Assn. 0.963%-1.001% due 5/20-6/17/2004 (3)                                        35,000         34,965


CERTIFICATES OF DEPOSIT  -  0.38%
BANK ONE CORP. 1.03% due 1/26/2004                                                                       50,000         49,999
State Street Bank & Trust 1.05% due 2/17/2004                                                            50,000         49,999
Wells Fargo & Co. 1.04%-1.06% due 1/13-3/30/2004                                                        150,000        149,997



TOTAL SHORT-TERM SECURITIES (cost: $7,287,349,000)                                                                   7,288,041


TOTAL INVESTMENT SECURITIES (cost: $50,860,180,000)                                                                 66,373,136

NEW TAIWANESE DOLLAR (cost: $7,289,000)                                                              NT$250,707          7,393

OTHER ASSETS LESS LIABILITIES                                                                                          153,565

NET ASSETS                                                                                                         $66,534,094

(1) Security did not produce income during the last 12 months.
(2) The fund owns 5.27% of the outstanding voting securities of R.J. Reynolds Tobacco Holdings, Inc. and thus is considered an affiliate of this company under the Investment Company Act of 1940.
(3) Coupon rate may change periodically.
(4) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(5) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.

ADR = American Depositary Receipts

See Notes to Financial Statements


EQUITY SECURITIES APPEARING IN THE PORTFOLIO SINCE JUNE 30, 2003
Alcan
Antena 3 Television
BT Group
Chubb
Citigroup
Cooper Industries
Delphi
Freddie Mac
General Dynamics
Hitachi
Hughes Electronics
Inco
Lockheed Martin
News Corp.
Public Service Enterprise Group
Telefonica
Toyota Motor


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE JUNE 30, 2003
Cendant
Concord EFS
Consolidated Edison
Dell
Eastman Kodak
LSI Logic
Sallie Mae


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES           (dollars and shares in thousands,
at December 31, 2003                                  except per-share amounts)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $50,723,529)                                           $66,113,690
  Affiliated issuer (cost: $136,651)                                                     259,446         $66,373,136
 Cash denominated in non-U.S. currencies
  (cost: $7,289)                                                                                               7,393
 Cash                                                                                                            194
 Receivables for:
  Sales of fund's shares                                                                 108,923
  Dividends and interest                                                                 153,231             262,154
                                                                                                          66,642,877
LIABILITIES:
 Payables for:
  Purchases of investments                                                                17,875
  Repurchases of fund's shares                                                            55,109
  Investment advisory services                                                            13,298
  Services provided by affiliates                                                         19,733
  Deferred Directors' and Advisory Board compensation                                      2,457
  Other fees and expenses                                                                    311             108,783
NET ASSETS AT DECEMBER 31, 2003                                                                          $66,534,094

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                              $50,826,322
 Undistributed net investment income                                                                         195,455
 Distributions in excess of net realized gain                                                                 (1,047)
 Net unrealized appreciation                                                                              15,513,364
NET ASSETS AT DECEMBER 31, 2003                                                                          $66,534,094



                                                          Authorized shares
                                                          of capital stock -             Net              Shares   Net asset value
                                                             $.001 par value          assets         outstanding      per share(1)

Class A                                                            2,500,000     $58,353,415           2,023,474            $28.84
Class B                                                              250,000       3,010,555             104,738             28.74
Class C                                                              250,000       1,984,779              69,155             28.70
Class F                                                              250,000         897,109              31,136             28.81
Class 529-A                                                          325,000         379,858              13,180             28.82
Class 529-B                                                           75,000         100,019               3,476             28.78
Class 529-C                                                          150,000         114,807               3,989             28.78
Class 529-E                                                           75,000          16,217                 563             28.78
Class 529-F                                                           75,000           2,781                  97             28.81
Class R-1                                                             75,000          14,155                 492             28.77
Class R-2                                                            100,000         187,782               6,526             28.77
Class R-3                                                            300,000         230,908               8,017             28.80
Class R-4                                                             75,000          40,287               1,398             28.82
Class R-5                                                            150,000       1,201,422              41,664             28.84

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $30.60 and $30.58, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended December 31, 2003                    (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $13,173; also includes
            $16,954 from affiliate)                                                   $1,092,138
  Interest (net of non-U.S. withholding
            tax of $5)                                                                   409,338          $1,501,476

 Fees and expenses:
  Investment advisory services                                                           134,807
  Distribution services                                                                  156,293
  Transfer agent services                                                                 47,349
  Administrative services                                                                  6,111
  Reports to shareholders                                                                  3,590
  Registration statement and prospectus                                                    1,336
  Postage, stationery and supplies                                                         6,148
  Directors' and Advisory Board compensation                                               1,085
  Auditing and legal                                                                         164
  Custodian                                                                                1,744
  State and local taxes                                                                      533
  Other                                                                                      222
  Total expenses before reimbursement                                                    359,382
   Reimbursement of expenses                                                                 345             359,037
 Net investment income                                                                                     1,142,439

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                            503,438
  Non-U.S. currency transactions                                                          (3,185)            500,253
 Net unrealized appreciation on:
  Investments                                                                         11,791,706
  Non-U.S. currency translations                                                             135          11,791,841
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                  12,292,094
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                         $13,434,533




STATEMENT OF CHANGES IN NET ASSETS                                                             (dollars in thousands)

                                                                                              Year ended December 31
                                                                                            2003                2002
OPERATIONS:
 Net investment income                                                                $1,142,439            $991,657
 Net realized gain on investments and
  non-U.S. currency transactions                                                         500,253             836,731
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations                                   11,791,841         (10,409,465)
  Net increase (decrease) in net assets
   resulting from operations                                                          13,434,533          (8,581,077)

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
 Dividends from net investment income                                                 (1,107,178)         (1,050,322)
 Distributions from net realized gain
  on investments                                                                        (477,739)           (948,702)
   Total dividends and distributions paid
    to shareholders                                                                   (1,584,917)         (1,999,024)

CAPITAL SHARE TRANSACTIONS                                                             4,923,852           4,053,315

TOTAL INCREASE (DECREASE) IN NET ASSETS                                               16,773,468          (6,526,786)

NET ASSETS:
 Beginning of year                                                                    49,760,626          56,287,412
 End of year (including
  undistributed
  net investment income: $195,455 and $161,948,
  respectively)                                                                      $66,534,094         $49,760,626

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS



1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Investment Company of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          SECURITIES LENDING - The fund may lend portfolio securities from time to time in order to earn additional income; however, it does not currently intend to engage in an ongoing or regular securities lending program. When the fund lends securities, it receives collateral in an amount not less than 100% of the market value of the loaned securities throughout the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered on the next business day. If the borrower defaults on its obligation to return the securities loaned, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Income earned is included in interest income in the accompanying financial statements. There were no securities on loan as of December 31, 2003.


2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of December 31, 2003, the cost of investment securities and cash denominated in non-U.S. currencies, for federal income tax purposes was $50,864,147,000.

During the year ended December 31, 2003, the fund reclassified $1,754,000 from undistributed net investment income to undistributed net realized gains; and reclassified $23,558,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                                                               (dollars in thousands)
Undistributed net investment income and currency gains                                                      $ 197,913
Gross unrealized appreciation on investment securities                                                     16,470,459
Gross unrealized depreciation on investment securities                                                      (954,077)

The tax character of distributions paid to shareholders was as follows (dollars in thousands):


YEAR ENDED DECEMBER 31, 2003
                                                      Distributions from          Distributions from                    Total
                                                         ordinary income      long-term capital gains      distributions paid
Share class
Class A                                                      $ 1,028,846                    $ 419,520              $ 1,448,366
Class B                                                           29,917                       21,573                   51,490
Class C                                                           17,389                       14,109                   31,498
Class F                                                           12,101                        6,330                   18,431
Class 529-A                                                        5,082                        2,625                    7,707
Class 529-B                                                          751                          702                    1,453
Class 529-C                                                          843                          794                    1,637
Class 529-E                                                          175                          113                      288
Class 529-F                                                           26                           18                       44
Class R-1                                                            106                          100                      206
Class R-2                                                          1,323                        1,334                    2,657
Class R-3                                                          1,981                        1,596                    3,577
Class R-4                                                            493                          294                      787
Class R-5                                                          8,145                        8,631                   16,776
Total                                                        $ 1,107,178                    $ 477,739              $ 1,584,917


YEAR ENDED DECEMBER 31, 2002(1)
                                                      Distributions from          Distributions from                     Total
                                                         ordinary income     long-term capital gains              distribution
Share class
Class A                                                      $ 1,008,396                   $ 887,548               $ 1,895,944
Class B                                                           21,641                      32,496                    54,137
Class C                                                           10,712                      17,283                    27,995
Class F                                                            6,321                       6,593                    12,914
Class 529-A                                                        1,613                       2,082                     3,695
Class 529-B                                                          269                         555                       824
Class 529-C                                                          303                         611                       914
Class 529-E                                                           47                          74                       121
Class 529-F                                                            2                           4                         6
Class R-1                                                              5                          15                        20
Class R-2                                                            114                         321                       435
Class R-3                                                            112                         309                       421
Class R-4                                                             46                         112                       158
Class R-5                                                            741                         699                     1,440
Total                                                        $ 1,050,322                   $ 948,702               $ 1,999,024

(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $1 billion of month-end net assets and decreasing to 0.222% on such assets in excess of $71 billion. For the year ended December 31, 2003, the investment advisory services fee was $134,807,000, which was equivalent to an annualized rate of 0.245% of average month-end net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended December 31, 2003, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A        $115,045          $44,840        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          22,876           2,509         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          13,761         Included            $2,064              $426            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          1,490          Included              894                127            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         241           Included              363                 36                $ 242
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         655           Included              98                  37                  66
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         723           Included              108                 31                  72
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          51           Included              15                  2                   10
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          3            Included               2                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           80           Included              12                  7             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          743           Included              149                599            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          566           Included              170                160            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           59           Included              36                  4             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              374                 6             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $156,293          $47,349            $4,285             $1,435                $391
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.


DEFERRED DIRECTORS' AND ADVISORY BOARD COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' and Advisory Board compensation in the accompanying financial statements includes $767,000 in current fees (either paid in cash or deferred) and a net increase of $318,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. WARRANTS

As of December 31, 2003, the fund had warrants outstanding which may be exercised at any time for the purchase of 821,806 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2003, the net asset value of Class A shares would have been reduced by $0.01 per share.

6. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                          Reinvestments of
Share class                                                             Sales(1)                    dividends and distributions
                                                                 Amount         Shares                   Amount        Shares
Year ended December 31, 2003
Class A                                                     $ 6,429,510        254,074              $ 1,345,897        51,626
Class B                                                         827,539         32,970                   49,796         1,889
Class C                                                         799,522         31,497                   30,207         1,142
Class F                                                         464,775         18,386                   16,747           633
Class 529-A                                                     172,085          6,749                    7,706           292
Class 529-B                                                      44,857          1,779                    1,453            55
Class 529-C                                                      54,628          2,144                    1,637            61
Class 529-E                                                       8,128            322                      288            11
Class 529-F                                                       2,042             80                       44             2
Class R-1                                                        12,587            509                      205             8
Class R-2                                                       169,458          6,780                    2,655            99
Class R-3                                                       207,420          8,202                    3,564           132
Class R-4                                                        33,326          1,338                      786            29
Class R-5                                                     1,051,747         40,574                   16,539           600
Total net increase
   (decrease)                                              $ 10,277,624        405,404              $ 1,477,524        56,579

Year ended December 31, 2002(2)
Class A                                                     $ 6,693,985        255,431              $ 1,756,908        69,477
Class B                                                       1,057,376         40,132                   52,386         2,107
Class C                                                         837,810         31,926                   26,931         1,092
Class F                                                         381,789         14,772                   11,110           448
Class 529-A                                                     168,803          6,496                    3,695           152
Class 529-B                                                      44,496          1,722                      824            34
Class 529-C                                                      50,297          1,938                      913            38
Class 529-E                                                       6,158            243                      121             5
Class 529-F                                                         385             16                        6            -*
Class R-1                                                         1,100             46                       20             1
Class R-2                                                        28,401          1,199                      434            18
Class R-3                                                        27,920          1,172                      419            17
Class R-4                                                         9,005            390                      157             7
Class R-5                                                        57,752          2,155                    1,273            52
Total net increase
   (decrease)                                               $ 9,365,277        357,638              $ 1,855,197        73,448


Share class                                                        Repurchases(1)                            Net increase
                                                                Amount          Shares                   Amount        Shares
Year ended December 31, 2003
Class A                                                   $ (6,159,887)       (246,645)             $ 1,615,520        59,055
Class B                                                       (215,596)         (8,756)                 661,739        26,103
Class C                                                       (181,857)         (7,314)                 647,872        25,325
Class F                                                       (137,980)         (5,568)                 343,542        13,451
Class 529-A                                                     (9,943)           (387)                 169,848         6,654
Class 529-B                                                     (2,113)            (83)                  44,197         1,751
Class 529-C                                                     (3,569)           (138)                  52,696         2,067
Class 529-E                                                       (346)            (13)                   8,070           320
Class 529-F                                                        (16)             (1)                   2,070            81
Class R-1                                                       (1,768)            (69)                  11,024           448
Class R-2                                                      (34,537)         (1,371)                 137,576         5,508
Class R-3                                                      (34,172)         (1,356)                 176,812         6,978
Class R-4                                                       (8,547)           (346)                  25,565         1,021
Class R-5                                                      (40,965)         (1,547)               1,027,321        39,627
Total net increase
   (decrease)                                             $ (6,831,296)       (273,594)             $ 4,923,852       188,389

Year ended December 31, 2002(2)
Class A                                                   $ (6,665,696)       (264,017)             $ 1,785,197        60,891
Class B                                                       (230,619)         (9,342)                 879,143        32,897
Class C                                                       (148,918)         (6,075)                 715,823        26,943
Class F                                                       (103,788)         (4,193)                 289,111        11,027
Class 529-A                                                     (2,983)           (122)                 169,515         6,526
Class 529-B                                                       (737)            (31)                  44,583         1,725
Class 529-C                                                     (1,301)            (54)                  49,909         1,922
Class 529-E                                                       (112)             (5)                   6,167           243
Class 529-F                                                         (1)             -*                      390            16
Class R-1                                                          (77)             (3)                   1,043            44
Class R-2                                                       (4,693)           (199)                  24,142         1,018
Class R-3                                                       (3,568)           (150)                  24,771         1,039
Class R-4                                                         (451)            (20)                   8,711           377
Class R-5                                                       (4,215)           (170)                  54,810         2,037
Total net increase
   (decrease)                                             $ (7,167,159)       (284,381)             $ 4,053,315       146,705


* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of December 31, 2003, the total value of restricted securities was $952,844,000, which represented 1.43% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $13,380,815,000 and $11,676,344,000, respectively, during the year ended December 31, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended December 31, 2003, the custodian fee of $1,744,000 included $78,000 that was offset by this reduction, rather than paid in cash.



FINANCIAL HIGHLIGHTS (1)


                                                                                   Income (loss) from investment operations(2)
                                                                                                          Net
                                                                    Net asset                    gains(losses)
                                                                      value,            Net     on securities       Total from
                                                                    beginning    investment    (both realized       investment
                                                                    of period        income    and unrealized)      operations
Class A:
 Year ended 12/31/2003                                                $23.48           $.54             $5.55            $6.09
 Year ended 12/31/2002                                                 28.53            .49             (4.56)           (4.07)
 Year ended 12/31/2001                                                 31.07            .44             (1.87)           (1.43)
 Year ended 12/31/2000                                                 32.46            .56               .65             1.21
 Year ended 12/31/1999                                                 31.07            .49              4.45             4.94
Class B:
 Year ended 12/31/2003                                                 23.41            .34              5.53             5.87
 Year ended 12/31/2002                                                 28.47            .30             (4.57)           (4.27)
 Year ended 12/31/2001                                                 31.01            .19             (1.83)           (1.64)
 Period from 3/15/2000 to 12/31/2000                                   31.13            .26              1.55             1.81
Class C:
 Year ended 12/31/2003                                                 23.38            .31              5.53             5.84
 Year ended 12/31/2002                                                 28.44            .30             (4.58)           (4.28)
 Period from 3/15/2001 to 12/31/2001                                   29.05            .09              (.14)            (.05)
Class F:
 Year ended 12/31/2003                                                 23.46            .51              5.55             6.06
 Year ended 12/31/2002                                                 28.52            .49             (4.59)           (4.10)
 Period from 3/15/2001 to 12/31/2001                                   29.10            .27              (.13)             .14
Class 529-A:
 Year ended 12/31/2003                                                 23.48            .52              5.55             6.07
 Period from 2/15/2002 to 12/31/2002                                   27.88            .46             (3.91)           (3.45)
Class 529-B:
 Year ended 12/31/2003                                                 23.45            .28              5.54             5.82
 Period from 2/15/2002 to 12/31/2002                                   27.88            .28             (3.92)           (3.64)
Class 529-C:
 Year ended 12/31/2003                                                 23.45            .29              5.54             5.83
 Period from 2/19/2002 to 12/31/2002                                   27.47            .28             (3.50)           (3.22)
Class 529-E:
 Year ended 12/31/2003                                                 23.45            .42              5.54             5.96
 Period from 3/1/2002 to 12/31/2002                                    28.27            .38             (4.52)           (4.14)
Class 529-F:
 Year ended 12/31/2003                                                 23.47            .48              5.55             6.03
 Period from 9/16/2002 to 12/31/2002                                   23.98            .16              (.19)            (.03)
Class R-1:
 Year ended 12/31/2003                                                 23.46            .31              5.54             5.85
 Period from 6/6/2002 to 12/31/2002                                    27.27            .20             (3.36)           (3.16)
Class R-2:
 Year ended 12/31/2003                                                 23.46            .31              5.54             5.85
 Period from 5/21/2002 to 12/31/2002                                   28.23            .23             (4.34)           (4.11)
Class R-3:
 Year ended 12/31/2003                                                 23.47            .41              5.55             5.96
 Period from 6/4/2002 to 12/31/2002                                    27.58            .27             (3.69)           (3.42)
Class R-4:
 Year ended 12/31/2003                                                 23.47            .51              5.55             6.06
 Period from 5/28/2002 to 12/31/2002                                   28.22            .32             (4.33)           (4.01)
Class R-5:
 Year ended 12/31/2003                                                 23.48            .56              5.59             6.15
 Period from 5/15/2002 to 12/31/2002                                   28.37            .39             (4.50)           (4.11)


                                                                            Dividends and distributions

                                                                  Dividends
                                                                  (from net      Distributions             Total     Net asset
                                                                 investment      (from capital     dividends and    value, end
                                                                     income)             gains)    distributions     of period
Class A:
 Year ended 12/31/2003                                                $(.52)             $(.21)            $(.73)       $28.84
 Year ended 12/31/2002                                                 (.52)              (.46)             (.98)        23.48
 Year ended 12/31/2001                                                 (.52)              (.59)            (1.11)        28.53
 Year ended 12/31/2000                                                 (.52)             (2.08)            (2.60)        31.07
 Year ended 12/31/1999                                                 (.51)             (3.04)            (3.55)        32.46
Class B:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.74
 Year ended 12/31/2002                                                 (.33)              (.46)             (.79)        23.41
 Year ended 12/31/2001                                                 (.31)              (.59)             (.90)        28.47
 Period from 3/15/2000 to 12/31/2000                                   (.25)             (1.68)            (1.93)        31.01
Class C:
 Year ended 12/31/2003                                                 (.31)              (.21)             (.52)        28.70
 Year ended 12/31/2002                                                 (.32)              (.46)             (.78)        23.38
 Period from 3/15/2001 to 12/31/2001                                   (.21)              (.35)             (.56)        28.44
Class F:
 Year ended 12/31/2003                                                 (.50)              (.21)             (.71)        28.81
 Year ended 12/31/2002                                                 (.50)              (.46)             (.96)        23.46
 Period from 3/15/2001 to 12/31/2001                                   (.37)              (.35)             (.72)        28.52
Class 529-A:
 Year ended 12/31/2003                                                 (.52)              (.21)             (.73)        28.82
 Period from 2/15/2002 to 12/31/2002                                   (.49)              (.46)             (.95)        23.48
Class 529-B:
 Year ended 12/31/2003                                                 (.28)              (.21)             (.49)        28.78
 Period from 2/15/2002 to 12/31/2002                                   (.33)              (.46)             (.79)        23.45
Class 529-C:
 Year ended 12/31/2003                                                 (.29)              (.21)             (.50)        28.78
 Period from 2/19/2002 to 12/31/2002                                   (.34)              (.46)             (.80)        23.45
Class 529-E:
 Year ended 12/31/2003                                                 (.42)              (.21)             (.63)        28.78
 Period from 3/1/2002 to 12/31/2002                                    (.33)              (.35)             (.68)        23.45
Class 529-F:
 Year ended 12/31/2003                                                 (.48)              (.21)             (.69)        28.81
 Period from 9/16/2002 to 12/31/2002                                   (.13)              (.35)             (.48)        23.47
Class R-1:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.77
 Period from 6/6/2002 to 12/31/2002                                    (.30)              (.35)             (.65)        23.46
Class R-2:
 Year ended 12/31/2003                                                 (.33)              (.21)             (.54)        28.77
 Period from 5/21/2002 to 12/31/2002                                   (.31)              (.35)             (.66)        23.46
Class R-3:
 Year ended 12/31/2003                                                 (.42)              (.21)             (.63)        28.80
 Period from 6/4/2002 to 12/31/2002                                    (.34)              (.35)             (.69)        23.47
Class R-4:
 Year ended 12/31/2003                                                 (.50)              (.21)             (.71)        28.82
 Period from 5/28/2002 to 12/31/2002                                   (.39)              (.35)             (.74)        23.47
Class R-5:
 Year ended 12/31/2003                                                 (.58)              (.21)             (.79)        28.84
 Period from 5/15/2002 to 12/31/2002                                   (.43)              (.35)             (.78)        23.48



                                                                                                         Ratio of     Ratio of
                                                                                    Net assets,          expenses   net income
                                                                       Total      end of period        to average   to average
                                                                    return(3)     (in millions)        net assets   net assets
Class A:
 Year ended 12/31/2003                                                26.30%            $58,353             .59%         2.14%
 Year ended 12/31/2002                                                (14.47)            46,129              .59         1.89
 Year ended 12/31/2001                                                 (4.59)            54,315              .57         1.49
 Year ended 12/31/2000                                                  3.84             56,212              .56         1.74
 Year ended 12/31/1999                                                 16.55             56,095              .55         1.54
Class B:
 Year ended 12/31/2003                                                 25.30              3,011             1.38         1.33
 Year ended 12/31/2002                                                (15.18)             1,841             1.39         1.18
 Year ended 12/31/2001                                                 (5.30)             1,302             1.35          .66
 Period from 3/15/2000 to 12/31/2000                                    5.87                439             1.34  (5)    1.06 (5)
Class C:
 Year ended 12/31/2003                                                 25.22              1,985             1.45         1.25
 Year ended 12/31/2002                                                (15.20)             1,025             1.45         1.17
 Period from 3/15/2001 to 12/31/2001                                    (.19)               480             1.52  (5)     .38 (5)
Class F:
 Year ended 12/31/2003                                                 26.18                897              .69         2.01
 Year ended 12/31/2002                                                (14.59)               415              .70         1.92
 Period from 3/15/2001 to 12/31/2001                                     .48                190              .72  (5)    1.17 (5)
Class 529-A:
 Year ended 12/31/2003                                                 26.19                380              .64         2.06
 Period from 2/15/2002 to 12/31/2002                                  (12.57)               153              .71  (5)    2.17 (5)
Class 529-B:
 Year ended 12/31/2003                                                 25.05                100             1.58         1.12
 Period from 2/15/2002 to 12/31/2002                                  (13.22)                41             1.58  (5)    1.30 (5)
Class 529-C:
 Year ended 12/31/2003                                                 25.07                115             1.57         1.13
 Period from 2/19/2002 to 12/31/2002                                  (11.91)                45             1.57  (5)    1.32 (5)
Class 529-E:
 Year ended 12/31/2003                                                 25.70                 16             1.04         1.65
 Period from 3/1/2002 to 12/31/2002                                   (14.72)                 6             1.03  (5)    1.90 (5)
Class 529-F:
 Year ended 12/31/2003                                                 26.05                  3              .79         1.88
 Period from 9/16/2002 to 12/31/2002                                    (.14)                 - (4)          .23          .68
Class R-1:
 Year ended 12/31/2003                                                 25.18                 14             1.47  (6)    1.18
 Period from 6/6/2002 to 12/31/2002                                   (11.68)                 1             1.47  (5)(6) 1.49 (5)
Class R-2:
 Year ended 12/31/2003                                                 25.18                188             1.43  (6)    1.21
 Period from 5/21/2002 to 12/31/2002                                  (14.64)                24             1.43  (5)(6) 1.61 (5)
Class R-3:
 Year ended 12/31/2003                                                 25.70                231             1.05  (6)    1.60
 Period from 6/4/2002 to 12/31/2002                                   (12.49)                24             1.05  (5)(6) 2.00 (5)
Class R-4:
 Year ended 12/31/2003                                                 26.19                 40              .68  (6)    2.00
 Period from 5/28/2002 to 12/31/2002                                  (14.31)                 9              .69  (5)(6) 2.25 (5)
Class R-5:
 Year ended 12/31/2003                                                 26.58              1,201              .36         2.11
 Period from 5/15/2002 to 12/31/2002                                  (14.59)                48              .37  (5)    2.56 (5)



                                                                                 Year ended December 31
                                                         2003              2002             2001             2000          1999

Portfolio turnover rate for all classes of shares         24%               27%              22%              25%           28%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services.
    Had CRMC not paid such fees, expense ratios would have been 1.51%, 1.76% and 1.06% for classes R-1, R-2 and R-3, respectively, during the year ended December 31, 2003, and 2.43%, 1.57%, 1.11% and .73%
    for classes R-1, R-2, R-3 and R-4, respectively, during the period ended December 31, 2002. The expense ratio for class R-4 was not affected by any payments made by CRMC during the year ended December 31, 2003.


REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE INVESTMENT COMPANY OF AMERICA:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Investment Company of America (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 26, 2004



TAX INFORMATION (UNAUDITED)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

During the fiscal year ended December 31, 2003, the fund paid a long-term capital gain distribution of $477,739,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during the year. For purposes of computing the dividends eligible for reduced tax rates, 85% of the dividends paid by the fund from net investment income are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 82% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, 4% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.